UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): February 21, 2014

IZEA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-167960	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

CURRENT REPORT ON FORM 8-K
IZEA, Inc.
February 21, 2014

Item 1.01.	Entry into a Material Definitive Agreement.
The information set forth below in Item 3.02 of this Form 8-K is incorporated herein by reference in its entirety.

Item 3.02.	Unregistered Sales of Equity Securities.
On February 21, 2014, we completed a private placement, pursuant to a Purchase Agreement dated as of February 12, 2014, for the issuance and sale of 34,285,728 shares of our common stock, at a purchase price of $0.35 per share, to a number of institutional and other accredited investors, for gross proceeds of $12,000,000. The lead investor in the private placement was Special Situations Funds. As part of the private placement, the investors received warrants to purchase up to 17,142,864 shares of our common stock at an exercise price of $0.35 per share and warrants to purchase up to another 17,142,864 shares of our common stock at an exercise price of $0.50 per share. The warrants will expire on February 21, 2019, five years after the date on which they are issued.
For each of the five-year warrants, the holder will be able to exercise the warrant immediately or on a so-called “cashless” basis at any time following six months after the closing of the private placement if at that time of exercise a registration statement covering the shares of our common stock underlying such warrants is not effective; provided, that if any of the shares underlying the warrants are the subject of a registration “cut-back” imposed by the SEC pursuant to Rule 415, a cashless exercise for such cut-back shares will accrue as to 25% of the shares for every six months following the initial six-month period for which the shares are not registered. The warrants also contain weighted-average anti-dilution protection for holders in connection with issuances of capital stock below the respective exercise prices during the term of the warrant, but excludes certain events such as issuances of capital stock in connection with stock option plans and mergers and acquisitions.
The net proceeds from the private placement, following the payment of offering-related expenses, will be used by us to focus on revenue growth through the acceleration of our sales and client relations activities and marketing initiatives, establishment of strategic partnerships and continuation of technology and engineering enhancements to our platforms, as well as to fund our working capital and capital expenditure requirements. At the closing of the private placement, we paid Craig-Hallum Capital Partners LLC, the exclusive placement agent for the private placement, cash compensation of $814,850 and two five-year warrants, one warrant to purchase up to 750,511 shares of our common stock at an exercise price of $0.35 per share and another warrant to purchase up to 750,511 shares of our common stock at an exercise price of $0.50 per share.
We have agreed, pursuant to the terms of a registration rights agreement with the investors, to (i) file a shelf registration statement with respect to the resale of the shares of our common stock sold to the investors and shares of our common stock issuable upon exercise of the warrants with the SEC within the sooner of 60 days after the closing date or 10 business days after we file our annual report on Form 10-K for the year ended December 31, 2013; (ii) use our commercially reasonable best efforts to have the shelf registration statement declared effective by the SEC as soon as possible after the initial filing, and in any event no later than 90 days after the closing date (or 120 days in the event of a full review of the shelf registration statement by the SEC); and (iii) keep the shelf registration statement effective until all registrable securities may be sold pursuant to Rule 144 under the Securities Act of 1933, without the need for current public information or other restriction. If we are unable to comply with any of the above covenants, we will be required to pay liquidated damages to the investors in the amount of 1% of the investors’ purchase price per month until such non-compliance is cured, with such liquidated damages payable in cash. If and to the extent the SEC imposes a registration cut-back on some or all of the shares to be included in the registration statement pursuant to Rule 415, no liquidated damages will apply to the cut-back shares until they can be registered.
In connection with completing the private placement, pursuant to the Purchase Agreement, we agreed to put in place an independent Board of Directors as defined under the Nasdaq Marketplace Rules within 180 days after the closing date, and to use our best efforts to “up-list” our stock to trade on the Nasdaq Capital Market within 24 months after the closing date. Until our shares are listed on Nasdaq, we agreed to comply with Nasdaq rules requiring the holding of annual stockholder meetings and the timely filing of proxy statements.
The common stock, warrants and common stock issuable upon exercise of the warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. These securities may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.
Copies of the warrant and registration rights agreement are filed herewith as Exhibits 4.1 and 10.2, and are incorporated herein by reference. The form of the Purchase Agreement was previously filed as Exhibit 10.1 to our current report on Form 8-K dated February 12, 2014. The foregoing summary descriptions of the definitive agreements are qualified in their entirety by reference to the full texts of each of such exhibits.
On February 24, 2014, we issued a press release announcing the completion of our private placement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Composite Form of Warrant to Purchase Common Stock of IZEA, Inc. issued to each Investor.
10.1
Form of Securities Purchase Agreement, dated as of February 12, 2014, by and among IZEA, Inc. and the Investors. (Incorporated herein by reference to current report on Form 8-K dated February 12, 2014 and filed with the SEC on February 19, 2014).

10.2	Form of Registration Rights Agreement, dated as of February 21, 2014, among IZEA, Inc. and each of the Investors.
99.1	Press Release issued by IZEA, Inc. on February 24 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA, INC.

Date: February 24, 2014	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer